STI CLASSIC VARIABLE TRUST
Supplement dated May 1, 2007, to the
Large Cap Core Equity Fund (formerly the Large Cap Relative Value Fund)
Prospectuses dated May 1, 2007
Important Notice Regarding the Name and Investment Policy of the Large Cap Core Equity Fund.
Prior to May 31, 2007 the Large Cap Core Equity Fund will continue to be named the Large Cap Relative Value Fund.
Until May 31, 2007 the information below replaces the first paragraph in the Investment Strategy in the Prospectus.
     Investment Strategy:
Under normal circumstances, the Fund invests at least 80% of its net assets in large cap companies. The Adviser considers large cap companies to be companies with market capitalizations of at least $3 billion. The Fund invests primarily in common stocks and other U.S. traded equity securities, which may include listed American Depositary Receipts (“ADRs”).
Until May 31, 2007 the information below is added to the Principal Risks section of the Fund’s Prospectus.
The Adviser’s value investing style may be out of favor in the marketplace for various periods of time. Value investing involves purchasing securities that are undervalued in comparison to their prospects for growth or to their peers or that have historically traded below their historical value. These securities are subject to the risk that their potential values as perceived by the Adviser are never realized by the market.
Until May 31, 2007 the Fund’s primary benchmark is the Russell 1000® Value Index and the secondary benchmark is the S&P 500® Index. The Russell 1000® Value index is a widely-recognized, capitalization weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of companies in the Russell 1000® Index. The Russell 1000® Index is a widely-recognized, comprehensive large-cap index that measures the performance of the largest 1,000 companies in the Russell 3000® Index, which measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index is a widely-recognized, capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500® Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.